                                                                 EXHIBIT 10.26.9

                                                                       EXHIBIT I

                        SUBORDINATION AGREEMENT dated as of September 17, 1999,
                among CRICKET COMMUNICATIONS, INC., a Delaware corporation ("Holdings"), CRICKET WIRELESS COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the "Parent"), each subsidiary of the Borrower listed on Schedule I hereto (each a "Subsidiary", and, collectively, the "Subsidiaries"), each subsidiary of the Parent listed on Schedule I hereto (each a "License Subsidiary", and, collectively, the "License Subsidiaries"; each Subsidiary, each License Subsidiary, Holdings, and the Parent individually, a "Subordinated Creditor" and collectively, the "Subordinated Creditors"), and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

        Reference is made to the Collateral Agency and Intercreditor Agreement dated as of September 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement") among the Borrower, the Representatives and Unrepresented Holders referred to therein and the Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Collateral Agency and Intercreditor Agreement. Each Subordinated Creditor acknowledges receipt of a true and correct copy of the Collateral Agency and Intercreditor Agreement and agrees to the terms thereof.

                The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The obligation of the Lenders to make Loans is conditioned on, among other things, the execution and delivery by the Subordinated Creditors, the Borrower and the Collateral Agent of a subordination agreement in the form hereof. In order to induce the Secured Parties to extend credit under the applicable Secured Instrument, each of the Subordinated Creditors and the Borrower are willing to execute and deliver this Agreement. The Borrower may from time to time incur Permitted Additional Obligations that are required to become Senior Obligations hereunder. Accordingly, the Subordinated Creditors, the Borrower and the Collateral Agent hereby agree as follows:



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                                       2


                                    ARTICLE I

                                   DEFINITIONS

                Terms used herein but not defined herein shall have the meanings set forth in the Collateral Agency and Intercreditor Agreement. Section 1.02 of the Collateral Agency and Intercreditor Agreement also shall apply to terms used in this Agreement. In addition to the terms defined elsewhere in this Agreement or in the Collateral Agency and Intercreditor Agreement, as used herein the following terms shall have the following meanings:

                "Borrower Companies" means the Borrower, the License Subsidiaries and the Subsidiaries.

                "Primary Subordinated Obligations" means, with respect to any Borrower Company, the following:

                (a) all monetary obligations of such Borrower Company, whether in respect of principal, premium interest or otherwise, in respect of any Indebtedness owed by such Borrower Company to any Subordinated Creditor (including any such obligations owing to any other Person for the direct or indirect benefit of any Subordinated Creditor); and

                (b) any fees or similar charges payable to or directly or indirectly for the benefit of any Subordinated Creditor;

provided that the Primary Subordinated Obligations of a Borrower Company shall not include any of the foregoing obligations owed to a Subordinated Creditor that is a Subsidiary Loan Party.

                "Secondary Subordinated Obligations" means, with respect to any Borrower Company, all monetary obligations and other liabilities of such Borrower Company at any time owing to any Subordinated Creditor (including any such obligations or other liabilities owing to any other Person for the direct or indirect benefit of any Subordinated Creditor); provided that Secondary Subordinated Obligations of a Borrower Company shall not include its Primary Subordinated Obligations.


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                                       3


                "Senior Creditors" means the Secured Parties and their respective successors and assigns.

                "Senior Creditor Documents" means the Loan Documents.

                "Senior Obligations" means (a) with respect to the Borrower, the Obligations, and (b) with respect to any other Borrower Company, all monetary obligations of such Borrower Company under the Support Documents to which it is a party, including pursuant to the Guarantee Agreement.

                "Subordinated Creditors" means each of the Parent, Holdings, the Subsidiary Loan Parties and such other Persons as shall become parties hereto as contemplated by Section 5.9 hereof.

                "Subordinated Obligations" means the Primary Subordinated Obligations and the Secondary Subordinated Obligations.

                                   ARTICLE II

                                  SUBORDINATION

                SECTION 2.1. Subordination. Each Subordinated Creditor hereby agrees that all the Subordinated Obligations of each Borrower Company are hereby expressly subordinated, to the extent and in the manner set forth in this
Article II, to the prior payment in full in cash of all Senior Obligations of such Borrower Company in accordance with the terms thereof.

                SECTION 2.2. Dissolution or Insolvency. Upon any distribution of the assets of any Borrower Company or upon any dissolution, winding up, liquidation or reorganization of any Borrower Company, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or upon any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of any Borrower Company, or otherwise:

                (a) the Senior Creditors of such Borrower Company shall first be entitled to receive payment in full in cash


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                                       4


of the Senior Obligations of such Borrower Company in accordance with the terms of such Senior Obligations and the Support Documents before any Subordinated Creditor shall be entitled to receive any payment on account of the Subordinated Obligations of such Borrower Company, whether as principal, interest or otherwise; and

                (b) any payment by, or distribution of the assets of, such Borrower Company of any kind or character, whether in cash, property or securities, to which any Subordinated Creditor would be entitled except for the provisions of this Agreement shall be paid or delivered by the Person making such payment or distribution (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Collateral Agent to the extent necessary to make payment in full in cash of all Senior Obligations of such Borrower Company remaining unpaid, after giving effect to any concurrent payment or distribution to the Senior Creditors in respect of the Senior Obligations, to be held and applied by the Collateral Agent as provided in the Collateral Agency and Intercreditor Agreement .

                SECTION 2.3. Payment of Primary Subordinated Obligations Prohibited. (a) No payment (whether directly, by exercise of any right of set-off or otherwise) in respect of any Primary Subordinated Obligation of any Borrower Company, whether as principal, interest or otherwise, shall be permitted at any time until all Senior Obligations have been paid in full.

                (b) No payment of any Primary Subordinated Obligation that is prohibited by paragraph (a) above shall be received or accepted by or on behalf of any Subordinated Creditor.

                (c) The provisions of this Section 2.3 shall not apply to the payment of any Primary Subordinated Obligation to the extent payment thereof is permitted at the time by each Secured Instrument and the Collateral Agency and Intercreditor Agreement.

                SECTION 2.4. Payment of Secondary Subordinated Obligations Prohibited Upon Default. No payment (whether directly, by exercise of any right of set-off or otherwise) in respect of the Secondary Subordinated Obligations of any


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                                       5


Borrower Company, whether as principal, interest or otherwise, shall be permitted, and no such payment shall be received or accepted by or on behalf of any Subordinated Creditor, if immediately prior to or after giving effect to such payment either (a) a Notice of Enforcement is in effect or (b) an event that with notice, lapse of time or both would entitle the Required Secured Parties to deliver a Notice of Enforcement.

                SECTION 2.5. Certain Payments Held in Trust. In the event that any payment by, or distribution of the assets of, any Borrower Company of any kind or character, whether in cash, property or securities, and whether directly, by exercise of any right of set-off or otherwise, shall be received by or on behalf of any Subordinated Creditor at a time when such payment is prohibited by this Agreement, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to, (a) the Collateral Agent to the extent necessary to make payment in full in cash of all Senior Obligations of such Borrower Company remaining unpaid, after giving effect to any concurrent payment or distribution to the Senior Creditors in respect of such Senior Obligations, to be held and applied by the Collateral Agent as provided in the Collateral Agency and Intercreditor Agreement or (b) in the case of any payment prohibited under Section 2.3 or 2.4 hereof, the Borrower Company from which such payment was received or, if directed by the Collateral Agent, to the Collateral Agent to be held and applied by the Collateral Agent as provided in the Collateral Agency and Intercreditor Agreement.

                SECTION 2.6. Subrogation. Subject to the prior indefeasible payment in full in cash of the Senior Obligations of a Borrower Company, the applicable Subordinated Creditors of such Borrower Company shall be subrogated to the rights of the Senior Creditors of such Borrower Company to receive payments or distributions in cash, property or securities of such Borrower Company applicable to such Senior Obligations until all amounts owing on the Subordinated Obligations of such Borrower Company shall be paid in full, and as between and among a Borrower Company, its creditors (other than its Senior


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                                       6


Creditors) and the applicable Subordinated Creditors of such Borrower Company, no such payment or distribution made to the Collateral Agent by virtue of this Agreement that otherwise would have been made to the Subordinated Creditors of such Borrower Company shall be deemed to be a payment by such Borrower Company on account of its Subordinated Obligations, it being understood that the provisions of this Agreement are intended solely for the purpose of defining the relative rights of the Subordinated Creditors, on the one hand, and the Senior Creditors, on the other hand.

                                   ARTICLE III

              OTHER MATTERS REGARDING THE SUBORDINATED OBLIGATIONS

                SECTION 3.1. Other Creditors. Nothing contained in this Agreement is intended to or shall impair, as between and among the Borrower Companies, their creditors (other than their Senior Creditors) and the Subordinated Creditors, the obligations of each Borrower Company to pay to the applicable Subordinated Creditors of such Borrower Company the Subordinated Obligations of such Borrower Company as and when the same shall become due and payable in accordance with the terms thereof, or affect the relative rights of the Subordinated Creditors and the other creditors of the Borrower Company (other than their Senior Creditors).

                SECTION 3.2. Proofs of Claims. In the event of any dissolution, winding up, liquidation or reorganization of any Borrower Company, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of any Borrower Company, each Subordinated Creditor agrees to file proofs of claim for the Subordinated Obligations owed to it upon demand of the Collateral Agent, in default of which the Collateral Agent or other authorized representative of the Senior Creditors is hereby irrevocably authorized so to file in order to effectuate the provisions hereof. This Section shall not be construed to permit any Subordinated Creditor to retain any payment received by it in respect of a Subordinated Obligation that such Subordinated Creditor is not entitled to receive and retain under any other provision of this Agreement.


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                                       7


                SECTION 3.3. No Waiver. No right of any Senior Creditor to enforce this Agreement shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of any of the Collateral Agent, the other Senior Creditors, or any Borrower Company, or by any noncompliance by any Borrower Company with the terms, provisions and covenants contained herein, and the Senior Creditors are hereby expressly authorized to extend, renew, increase, decrease, modify or amend the terms of the Senior Obligations or any security therefor, and to release, sell or exchange any such security and otherwise deal freely with the Borrower Companies, all without notice to or consent of any Subordinated Creditor and without affecting the liabilities and obligations of the parties hereto.

                SECTION 3.4. Acceleration and Remedies; Bankruptcy Filings. Each Subordinated Creditor agrees that, except for claims submitted in any proceeding contemplated by Section 3.2 hereof, it will not exercise any remedies or take any action or proceeding to enforce any Subordinated Obligation if the payment of such Subordinated Obligation is then prohibited by Section 2.3 or 2.4, and each Subordinated Creditor further agrees not to file, or to join with any other creditors of any Borrower Company in filing, any petition commencing any bankruptcy, insolvency, reorganization, arrangement or receivership proceeding or any assignment for the benefit of creditors against or in respect of any Borrower Company or any other marshaling of the assets and liabilities of any Borrower Company. Each Subordinated Creditor further agrees, to the fullest extent permitted under applicable law, that it will not cause any Borrower Company to file any such petition, commence any such proceeding or make any such assignment referred to above until all Senior Obligations have been paid in full.

                SECTION 3.5. Transfer of Subordinated Obligations. Each Subordinated Creditor agrees that it will not sell, assign, transfer or otherwise dispose of all or any part of the Subordinated Obligations owed to it unless the Person to whom such sale, assignment, transfer or disposition is made
(i) is a Subordinated Creditor hereunder


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or (ii) shall acknowledge in writing (delivered to the Collateral Agent) that it shall be bound by the terms of this Agreement, including the terms of this
Section 3.5, as though named herein as a Subordinated Creditor.

                SECTION 3.6. Obligations Hereunder Not Affected. (a) All rights and interests of the Senior Creditors hereunder, and all agreements and obligations of the Subordinated Creditors hereunder, shall remain in full force and effect irrespective of:

                (i) any lack of validity or enforceability of any Support Document or Secured Instrument;

                (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or consent to departure from the Credit Agreement or any other Senior Creditor Document (other than this Agreement);

                (iii) any exchange, release or nonperfection of any security interest in any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, in respect of all or any of the Senior Obligations; or

                (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower Company in respect of its Senior Obligations or of any Subordinated Creditor in respect of this Agreement.

                (b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Senior Obligations or any part thereof is rescinded or must otherwise be returned by any Senior Creditor upon the insolvency, bankruptcy or reorganization of any Borrower Company or otherwise, all as though such payment had not been made.

                (c) Each Subordinated Creditor hereby authorizes the Senior Creditors, without notice or demand and without affecting or impairing any of the obligations of such Subordinated Creditor hereunder, from time to time to


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(i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Senior Obligations or any part thereof and (ii) exercise or refrain from exercising any rights against any Subordinated Creditor, any Borrower Company or any other Person.

                                   ARTICLE IV

            REPRESENTATIONS AND WARRANTIES OF SUBORDINATED CREDITORS

                Each Subordinated Creditor severally represents and warrants to the Collateral Agent, for the benefit of the Senior Creditors, that:

                (a) It is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

                (b) The execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby are within its powers, have been duly authorized by all necessary action on its part, require no action by or in respect of, or filing with, any Governmental Authority (other than such as have been duly taken or made) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its certificate of incorporation or by-laws (or other organizational documents, as applicable) or of any material agreement, judgment, injunction, order, decree or other instrument binding upon it or any of its subsidiaries.

                (c) This Agreement constitutes a valid and binding agreement of such Subordinated Creditor, enforceable against such Subordinated Creditor in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.


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                                       10


                                    ARTICLE V

                                  MISCELLANEOUS

                SECTION 5.1. Notices. All communications and notices hereunder shall be in writing and shall be given as provided in Section 11.01 of the Collateral Agency and Intercreditor Agreement; provided that any communication or notice hereunder to any Subordinated Creditor shall be given to it at the address or telecopy number set forth under its signature on the signature page hereof or of the supplement hereto pursuant to which it becomes a party hereto.

                SECTION 5.2. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All representations, warranties, covenants, promises and agreements by or on behalf of any Subordinated Creditor that are contained in this Agreement shall bind its successors and assigns and inure to the benefit of the Senior Creditors and the successors and assigns of the Senior Creditors. Each Subordinated Creditor agrees that it shall not assign or delegate any of its obligations under this Agreement without the prior written consent of the Collateral Agent, and any attempted assignment or delegation without such consent shall be void and of no effect.

                SECTION 5.3. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                (b) Each Subordinated Creditor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Senior Creditor Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to


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                                       11


the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Senior Creditor may otherwise have to bring any action or proceeding relating to any Support Document against any Subordinated Creditor or its properties in the courts of any jurisdiction.

                (c) Each Subordinated Creditor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Support Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                (d) Each Subordinated Creditor hereby irrevocably consents to service of process in the manner provided for notices in Section 5.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                SECTION 5.4. Waivers; Amendment. No failure or delay of any Senior Creditor in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power by any Senior Creditor preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Senior Creditors hereunder and under the other documents and instruments creating or securing their respective Senior Obligations are cumulative and are not exclusive of any other rights or remedies provided by law. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and each Subordinated Creditor and Borrower


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                                       12


Company intended to be bound thereby, subject to the consents required in accordance with Section 11.02 of the Collateral Agency and Intercreditor Agreement.

                SECTION 5.5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SUPPORT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                SECTION 5.6. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                SECTION 5.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one instrument; provided that this Agreement shall be construed as a separate agreement with respect to each Subordinated Creditor and may be amended, modified, supplemented, waived or released with respect to any Subordinated Creditor without the approval of any other Subordinated Creditor and without affecting the obligations of any other Subordinated Creditor hereunder. This Agreement shall be effective with respect to any Subordinated Creditor when a counterpart hereof (or of an


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instrument executed as provided in Section 5.9 below) which bears the signature of such Subordinated Creditor shall have been delivered to the Collateral Agent.

                SECTION 5.8. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                SECTION 5.9. Additional Subordinated Creditors. Upon execution and delivery by the Agent and an Affiliate of Holdings or the Borrower or a Subsidiary Loan Party of an instrument in the form of Annex 1 attached thereto, such Affiliate or Subsidiary Loan Party shall become a Subordinated Creditor hereunder with the same force and effect as if originally named as a Subordinated Creditor herein. The execution and delivery of any such instrument shall not require the consent of any other Subordinated Creditor hereunder. The rights and obligations of each Subordinated Creditor herein shall remain in full force and effect notwithstanding the addition of any Subordinated Creditor as a party to this Agreement.

                SECTION 5.10. Termination. Subject to Section 3.6(b), this Agreement shall terminate upon the termination of all Secured Instrument Commitments and the payment in full of the Obligations.

                IN WITNESS WHEREOF, the Parent, Holdings, each Subsidiary, each License Subsidiary, the Borrower and the Collateral Agent have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

                                        CRICKET WIRELESS
                                        COMMUNICATIONS, INC.,

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


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                                       14


                                        CRICKET COMMUNICATIONS, INC.,

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

                                        EACH SUBSIDIARY LISTED ON
                                        SCHEDULE I HERETO,

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Address: See Schedule I

                                        LEAP WIRELESS INTERNATIONAL,
                                        INC.,

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Address:


                                        EACH LICENSE SUBSIDIARY LISTED
                                        ON SCHEDULE I HERETO,

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Address: See Schedule I

                                        STATE STREET BANK AND TRUEST
                                        COMPANY, as Collateral Agent,

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

                                                               SCHEDULE I TO THE
                                                         SUBORDINATION AGREEMENT

                             Subordinated Creditors

                                                                  Annex 1 to the
                                                         Subordination Agreement

                        SUPPLEMENT NO. [ ] dated as of , to the Subordination
                Agreement dated as of September 17, 1999, among CRICKET COMMUNICATIONS, INC., a Delaware corporation ("Holdings"), CRICKET WIRELESS COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the "Parent"), each subsidiary of the Borrower listed on Schedule I hereto (each a "Subsidiary", and, collectively, the "Subsidiaries"), each subsidiary of the Parent listed on Schedule I hereto (each a "License Subsidiary", and, collectively, the "License Subsidiaries"; each Subsidiary, each License Subsidiary, Holdings, and the Parent individually, a "Subordinated Creditor" and collectively, the "Subordinated Creditors"), and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.


        A. Reference is made to the (a) Collateral Agency and Intercreditor Agreement (as defined in the Subordination Agreement) and (b) the Subordination Agreement).

        B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Subordination Agreement.

        C. The Subordinated Creditors and the Borrower have entered into the Subordination Agreement in order to induce the Secured Parties to make loans under the applicable Secured Instrument. Section 5.9 of the Subordination Agreement provides that Affiliates of Holdings or the Borrower and additional Subsidiary Loan Parties may become Subordinated Creditors under the Subordination Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Affiliate of Holdings or the Borrower or Subsidiary Loan Party, as the case may be, (the "New Subordinated Creditor") is executing this Supplement to become a Subordinated Creditor under the Subordination Agreement in order to induce the Secured Parties to make additional loans under the applicable Secured Instruments


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                                       17


and as consideration for loans previously made under the Secured Instruments.

        Accordingly, the Collateral Agent and the New Subordinated Creditor agree as follows:

        SECTION 1. In accordance with Section 5.9 of the Subordination Agreement, the New Subordinated Creditor by its signature below becomes a Subordinated Creditor under the Subordination Agreement with the same force and effect as if originally named therein as a Subordinated Creditor and the New Subordinated Creditor hereby (a) agrees to all the terms and provisions of the Subordination Agreement applicable to it as a Subordinated Creditor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subordinated Creditor thereunder are true and correct on and as of the date hereof except for representations and warranties which by their terms refer to a specific date. Each reference to a "Subordinated Creditor" in the Subordination Agreement shall be deemed to include the New Subordinated Creditor. The Subordination Agreement is hereby incorporated herein by reference.

        SECTION 2. The New Subordinated Creditor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.

        SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subordinated Creditor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

        SECTION 4. Except as expressly supplemented hereby, the Subordination Agreement shall remain in full force and effect.

        SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Subordination Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.1 of the Subordination Agreement. All communications and notices hereunder to the New Subordinated Creditor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

        SECTION 8. The New Subordinated Creditor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.

        IN WITNESS WHEREOF, the New Subordinated Creditor and the Collateral Agent have duly executed this Supplement to the Subordination Agreement as of the day and year first above written.

                                        [NAME OF NEW SUBORDINATED
                                        CREDITOR],

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Address:

                                        STATE STREET BANK AND TRUST
                                        COMPANY, as Collateral Agent,

                                        By
                                          --------------------------------------
                                          Name:
                                          Title: